EXHIBIT 19.1
                                                                    ------------

FRANKLIN AUTO TRUST 2004-1
MONTHLY SERVICING REPORT

COLLECTION PERIOD:                             AUGUST 2004
DISTRIBUTION DATE:                             SEPTEMBER 15, 2004
NUMBER OF DAYS IN DISTRIBUTION PERIOD:         30

SECTION I.  ORIGINAL DEAL PARAMETERS

  A.  ORIGINAL PORTFOLIO                                                             PRINCIPLE WEIGHTED AVERAGE
                                       NUMBER OF         PRINCIPAL       COUPON    ORIGINAL TERM   REMAINING TERM     SEASONING
                                       CONTRACTS          BALANCE         (WAC)       (MONTHS)        (MONTHS)        (MONTHS)
                                    -----------------------------------------------------------------------------------------------
      i.     Prime Loans                 7,625        133,338,916.05     6.94%          67.36           63.90           3.46
      ii.    Non-Prime Loans             4,648         78,859,678.79    11.31%          68.39           63.76           4.63
      iii.   Sub-Prime Loans               243          2,826,405.55    18.09%          61.42           56.28           5.14
      iv.    Pre-funding account                       35,000,000.00
      v.     Total Loans                12,516        250,025,000.39     8.69%          67.66           63.75           3.91

  B.  BONDS ISSUED
                                    ORIGINAL PRINCIPAL                    LEGAL FINAL
                                         BALANCE           COUPON          MATURITY                 CUSIP
                                    -------------------------------------------------------------------------------
      i.     Class A-1 Notes         148,000,000.00        2.57%           March 17, 2008           35242RBC7
      ii.    Class A-2 Notes          45,000,000.00        3.57%           March 16, 2009           35242RBD5
      iii.   Class A-3 Notes          57,000,000.00        4.15%           March 15, 2012           35242RBE3

  C.  SPREAD ACCOUNT

      i.     Initial Cash Deposit                              0.00
      ii.    Spread Account Floor Amount               2,500,250.00
      iii.   Specified Spread Account Amount                   5.25% of Outstanding Pool Balance
      iv.    Maximum Spread Account Amount                    10.00% of Outstanding Pool Balance
      v.     Initial Payment Provider Commitment       8,125,812.51


SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  A.  PORTFOLIO                                                                  PRINCIPLE WEIGHTED AVERAGE
                                      NUMBER OF       PRINCIPAL      COUPON    ORIGINAL TERM  REMAINING TERM     SEASONING
                                      CONTRACTS        BALANCE        (WAC)       (MONTHS)       (MONTHS)        (MONTHS)
                                    ------------------------------------------------------------------------------------------

      i.     Prime Loans                  7,460    149,325,090.12    6.94%        67.43            63.05             4.38
      ii.    Non-Prime Loans              4,557     90,259,103.99   11.30%        68.42            62.98             5.44
      iii.   Sub-Prime Loans                239      3,165,784.20   18.05%        61.59            55.61             5.98
      iv.    Pre-Funding Account                             0.00
      v.     Total Loans                 12,256    242,749,978.31    8.69%        67.72            62.93             4.79

  B.  BONDS OUTSTANDING
                                                                            UNPAID INTEREST
                                                                               SHORTFALL
                                                          PRINCIPAL BALANCE      AMOUNT
                                                          -----------------------------------
      i.     Class A-1 Notes                              140,724,978.31          0.00
      ii.    Class A-2 Notes                               45,000,000.00          0.00
      iii.   Class A-3 Notes                               57,000,000.00          0.00


  C.  SPREAD ACCOUNT

      i.     Spread Account Cash Balance                      600,265.35
      ii.    Payment Provider Commitment                    8,125,812.51

  D.  SHORTFALL AMOUNTS

      i.     Base Servicing Fee Shortfall                           0.00
      ii.    Surety Fee Shortfall                                   0.00
      iii.   Unreimbursed Surety Draws                              0.00
      iv.    Unreimbursed Insurer Optional Deposit                  0.00
      v.     Additional Servicing Fee Shortfall                     0.00

SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  E.  DELINQUENCIES IN PERIOD

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans                164,715.62           0.00           0.00          0.00        70,117.59             0.00
      ii.    Non-Prime Loans            432,131.67      20,422.90           0.00          0.00        53,114.18             0.00
      iii.   Sub-Prime Loans             43,539.18           0.00           0.00          0.00             0.00             0.00
      iv.    Total Loans                640,386.67      20,422.90           0.00          0.00       123,321.77             0.00

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                    14               0              0             0                3                0
      ii.    Non-Prime Loans                34               1              0             0                4                0
      iii.   Sub-Prime Loans                 5               0              0             0                0                0
      iv.    Total Loans                    53               1              0             0                7                0

  PRINCIPAL BALANCE AS A % OF         30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS BALANCE
      i.     Prime Loans                   0.11%           0.00%          0.00%         0.00%            0.05%            0.00%
      ii.    Non-Prime Loans               0.48%           0.02%          0.00%         0.00%            0.06%            0.00%
      iii.   Sub-Prime Loans               1.38%           0.00%          0.00%         0.00%            0.00%            0.00%
      iv.    Total Loans                   0.26%           0.01%          0.00%         0.00%            0.05%            0.00%

  NUMBER OF CONTRACTS AS A % OF       30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS NUMBER
      i.     Prime Loans                   0.19%           0.00%          0.00%         0.00%            0.04%            0.00%
      ii.    Non-Prime Loans               0.75%           0.02%          0.00%         0.00%            0.09%            0.00%
      iii.   Sub-Prime Loans               2.09%           0.00%          0.00%         0.00%            0.00%            0.00%
      iv.    Total Loans                   0.43%           0.01%          0.00%         0.00%            0.06%            0.00%

SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS

  A.  PORTFOLIO                                                                   PRINCIPAL WEIGHTED AVERAGE
                                     NUMBER OF      PRINCIPAL       COUPON      ORIGINAL TERM    REMAINING TERM     SEASONING
                                     CONTRACTS       BALANCE        (WAC)          (MONTHS)         (MONTHS)        (MONTHS)
                                    ---------------------------------------------------------------------------------------------
      i.     Prime Loans                8,395    144,034,316.60     6.84%            67.04            62.27             4.77
      ii.    Non-Prime Loans            5,161     87,189,837.83    11.29%            68.49            62.93             5.56
      iii.   Sub-Prime Loans              264      3,055,455.46    17.93%            61.56            55.45             6.11
      iv.    Pre-funding Account                           0.00
      v.     Total Loans               13,820    234,279,609.89     8.64%            67.51            62.43             5.08

  B.  DELINQUENCIES IN PERIOD
                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN     CHARGE OFFS IN
                                                                                                    INVENTORY    PERIOD
                                  ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans             153,986.46     123,801.20         0.00               0.00      170,022.11        34,347.45
      ii.    Non-Prime Loans         693,966.99     148,811.43    20,422.90               0.00      112,567.18       112,983.22
      iii.   Sub-Prime Loans          76,355.16       9,878.10         0.00               0.00       18,047.34             0.00
      iv.    Total Loans             924,308.61     282,490.73    20,422.90               0.00      300,636.63       147,330.67

                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                 11               7            0                  0               7                2
      ii.    Non-Prime Loans             63              13            1                  0               8                6
      iii.   Sub-Prime Loans              7               1            0                  0               2                0
      iv.    Total Loans                 81              21            1                  0              17                8

  PRINCIPAL BALANCE AS A % OF       30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT BALANCE
      i.     Prime Loans                0.11%           0.09%        0.00%              0.00%           0.12%            0.02%
      ii.    Non-Prime Loans            0.80%           0.17%        0.02%              0.00%           0.13%            0.13%
      iii.   Sub-Prime Loans            2.50%           0.32%        0.00%              0.00%           0.59%            0.00%
      iv.    Total Loans                0.39%           0.12%        0.01%              0.00%           0.13%            0.06%

  NUMBER OF CONTRACTS AS A % OF     30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT NUMBER
      i.     Prime Loans                0.13%           0.08%        0.00%              0.00%           0.08%            0.02%
      ii.    Non-Prime Loans            1.22%           0.25%        0.02%              0.00%           0.16%            0.12%
      iii.   Sub-Prime Loans            2.65%           0.38%        0.00%              0.00%           0.76%            0.00%


      iv.    Total Loans                0.59%           0.15%        0.01%              0.00%           0.12%            0.06%

SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS
  C.  COLLECTIONS
      i.     Simple Interest Contracts
             a.  Interest Collections                               1,769,015.00
             b.  Principal Collections                              8,297,731.70
      ii.    Net Liquidation Proceeds                                  87,981.00
      iii.   Post Disposition Recoveries                                  427.39
      iv.    Repurchase Amounts
             a.  Interest                                                 195.91
             b.  Principal                                             25,306.05

  D. PRE-FUNDING ACCOUNT
     i.      Beginning Balance                                              0.00
     ii.     Withdrawal from Pre-funding Account During
             Current Collection Period                                      0.00
     iii.    Ending Balance                                                 0.00

  E.  TOTAL AVAILABLE
      i.     Total Interest Collections                             1,769,210.91
      ii.    Total Principal Collections                            8,411,018.75
      iii.   Collected Funds                                       10,180,229.66
      iv.    Reinvestment Income Collected in Spread Account              110.32
      v.     Reinvestment Income Collected in Pre-funding Account       8,125.73
      vi.    Monthly Capitalized Interest Amount                            0.00
      vii.   Reinvestment Income Collected in Spread Account              282.95

  F.  MONTH END POOL BALANCE
      i.     Beginning Pool Balance                               242,749,978.31
      ii.    Principal Collections                                  8,411,018.75
      iii.   Realized and Cram-Down Losses                             59,349.67
      iv.    Month End Pool Balance                               234,279,609.89

SECTION IV.  DISTRIBUTION CALCULATIONS
  A.  SERVICING FEE
      i.     Servicing Fee Rate
             a.  Prime Receivable @ 1.00%                             124,437.58
             b.  Non-prime Receivables @ 1.50%                        112,823.34
             c.  Sub-prime Receivables @ 2.00%                          5,276.31
             d.  Total Servicing Fee                                  242,537.76
             e.  Total Receivables @ 1.25%                            252,864.56
      ii.    Base Servicing Fee (less of id. and ie.)                 242,537.76
      iii.   Previous Servicing Fee Shortfall                               0.00
      iv.    Additional Servicing Fee                                       0.00
      v.     Previous Additional Servicing Fee Shortfall                    0.00
      vi.    Total Additional Servicing Fee                                 0.00
      vii.   Supplemental Servicing Fee                                38,991.86
      viii.  Total Supplemental Servicing Fee                          38,991.86

  B.  SURETY FEE
      i.     Surety Fee Rate                                              0.180%
      ii.    Base Surety Fee Due                                       36,408.75
      iii.   Previous Surety Fee Shortfall                                  0.00
      iv.    Total Surety Fee Due                                      36,408.75

  C.  BOND INTEREST
                                                                                             ACCRUED
                                    BOND       NUMBER                       PREVIOUS       INTEREST ON
                                  INTEREST     OF DAYS       CURRENT        INTEREST         INTEREST        TOTAL BOND
                                    RATE      IN PERIOD      INTEREST       SHORTFALL       SHORTFALL       INTEREST DUE
                                 ------------------------------------------------------------------------------------------
      i.     Class A-1 Notes        2.57%         30       301,386.00         0.00             0.00          301,386.00
      ii.    Class A-2 Notes        3.57%         30       133,875.00         0.00             0.00          133,875.00
      iii.   Class A-3 Notes        4.15%         30       197,125.00         0.00             0.00          197,125.00
      iv,    Total                  3.13%                  632,386.00         0.00             0.00          632,386.00

SECTION IV. DISTRIBUTION CALCULATIONS
  D.  BOND PRINCIPAL
      i.     Beginning Note Balance                               242,724,978.31
      ii.    Current Pool Balance                                 234,254,609.89
      iii.   Principal Distributable Amount                         8,470,368.42
  E.  TOTAL REQUIRED DISTRIBUTIONS                                  9,381,700.93
  F.  TOTAL AVAILABLE FUNDS                                        10,188,782.78
  G.  REQUIRED DISTRIBUTION SHORTFALL                                       0.00
  H.  CASH AVAILABLE IN SPREAD ACCOUNT                                600,548.30
  I.  RESERVE ACCOUNT DRAW                                                  0.00
  J.  PAYMENT PROVIDER COMMITMENT                                   8,125,812.51
  K.  PAYMENT PROVIDER REQUIRED PAYMENT AMOUNT                              0.00
  L.  SURETY DRAW                                                           0.00
  M.  INSURER OPTIONAL DEPOSIT                                              0.00
  N.  TOTAL CASH AVAILABLE FOR DISTRIBUTIONS                       10,188,782.78

SECTION V.  WATERFALL FOR DISTRIBUTIONS
  A. TOTAL AVAILABLE FUNDS                                         10,188,782.78

                                                                                                            REMAINING AMOUNT
                                                        AMOUNT DUE      AMOUNT PAID        SHORTFALL         AVAILABLE FOR
                                                                                                              DISTRIBUTION
                                                      --------------------------------------------------------------------------
  B.  SERVICING FEE                                      242,537.76       242,537.76            0.00          9,946,245.02
  C.  SURETY FEE                                          36,408.75        36,408.75            0.00          9,909,836.27
  D.  NOTE INTEREST                                      632,386.00       632,386.00            0.00          9,277,450.27
  E.  PRINCIPAL DISTRIBUTABLE AMOUNT                   8,470,368.42     8,470,368.42            0.00            807,081.85
  F.  INTEREST ON UNREIMBURSED SURETY DRAWS                    0.00             0.00            0.00            807,081.85
  G.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                   0.00             0.00            0.00            807,081.85
  H.  REIMBURSEMENT OF INSURER OPTIONAL DEPOSITS               0.00             0.00            0.00            807,081.85
  I.  RESERVE DEPOSIT                                  3,573,318.71       807,081.85    2,766,236.86                  0.00
  J.  PAYMENT OF ADDITIONAL SERVICING FEE                      0.00             0.00            0.00                  0.00
  K.  DEPOSIT TO CERTIFICATE DISTRIBUTION ACCT.                0.00             0.00            0.00                  0.00

SECTION VI.  BOND RECONCILIATION
                            BEGINNING BALANCE  PRINCIPAL PAID   ENDING BALANCE    INTEREST DUE   INTEREST PAID INTEREST SHORTFALL
                           -------------------------------------------------------------------------------------------------------
  A.  CLASS A-1 NOTES         140,724,978.31    8,470,368.42    132,254,609.89      301,386.00    301,386.00         0.00
  B.  CLASS A-2 NOTES          45,000,000.00            0.00     45,000,000.00      133,875.00    133,875.00         0.00
  C.  CLASS A-3 NOTES          57,000,000.00            0.00     57,000,000.00      197,125.00    197,125.00         0.00
  D.  TOTAL                   242,724,978.31    8,470,368.42    234,254,309.89      632,386.00    632,386.00         0.00


SECTION VII.  SPREAD ACCOUNT RECONCILIATION
  A.  NET YIELD CALCULATIONS
      i.     Current Month                                                                  4.13%
      ii.    Previous Month                                                                 2.76%
      iii.   Second Previous Month                                                             NA
      iv.    Three-Month Average                                                               NA
      v.     Previous Three Month Average                                                      NA
      vi.    Second Previous Three Month Average                                               NA
  B.  HAS NET YIELD TRIGGER EVENT OCCURRED AND IS IT CONTINUING?                               NO
  C.  HAS SPREAD ACCOUNT DEPOSIT EVENT OCCURRED (CLAUSES (i) THROUGH (iv) OR (iv))?            NO
  D.  HAS SPREAD ACCOUNT DEPOSIT EVENT OCCURRED (CLAUSE (v))?                                  NO
  E.  REQUIRED SPREAD ACCOUNT PARAMETERS:
      i.     SPREAD ACCOUNT FLOOR AMOUNT                                             2,500,250.00
      ii.    SPREAD ACCOUNT SPECIFIED AMOUNT                                        12,299,679.52
      iii.   SPREAD ACCOUNT MAXIMUM AMOUNT                                          23,427,960.99
      iv.    SPREAD ACCOUNT REQUIRED AMOUNT                                          4,173,867.01



  F.  ALLOCATIONS, DEPOSITS AND REDUCTIONS OF THE SPREAD ACCOUNT AND    DEPOSIT OF       CHANGE IN        CASH ON        PAYMENT
        THE PAYMENT PROVIDER COMMITMENT                                  CASH IN     PAYMENT PROVIDER    DEPOSIT IN      PROVIDER
                                                                      SPREAD ACCOUNT    COMMITMENT     SPREAD ACCOUNT   COMMITMENT
                                                                      -------------------------------------------------------------
      i.     Beginning Balance                                                                           600,548.30    8,125,812.51
      ii.    Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (i-iv or vi)           0.00             0.00      600,548.30    8,125,812.51
      iii.   Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (v)                    0.00             0.00      600,548.30    8,125,812.51
      iv.    Deposit to Spread Account from Waterfall                   807,081.85             0.00    1,407,630.15    8,125,812.51
      v.     Release from Spread Account when Net Yield Trigger
             Event Has Not Occurred or Has Been Deemed Cured                  0.00             0.00    1,407,630.15    8,125,812.51
      vi.    Release from Spread Account when Net Yield Trigger
             Event Has Occurred and Has Not Been Deemed Cured                 0.00             0.00    1,407,630.15    8,125,812.51
      vii.   Reduction of Payment Provider Commitment when Net
             Yield Trigger Event Not Occurred or Deemed Cured                 0.00             0.00    1,407,630.15    8,125,812.51
      viii.  Withdrawal from Spread Account for Insurer Optional
             Deposit                                                          0.00             0.00    1,407,630.15    8,125,812.51
      ix.    Reduction of Payment Provider Commitment when Net
             Yield Trigger Event Has Occurred and Not Deemed Cured            0.00             0.00    1,407,630.15    8,125,812.51


SECTION VIII.  SURETY BOND RECONCILIATION

  A.  PREVIOUSLY UNREIMBURSED SURETY BOND DRAWS                                            0.00
  B.  INTEREST RATE ON OUTSTANDING DRAWS (PRIME + 1%)                                      5.50%
  C.  CURRENT INTEREST ACCRUED ON PREVIOUSLY OUTSTANDING DRAWS                             0.00
  D.  INTEREST PAID ON UNREIMBURSED SURETY DRAWS                                           0.00
  E.  NEW SURETY BOND DRAWS                                                                0.00
  F.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                                               0.00
  G.  UNREIMBURSED SURETY DRAWS                                                            0.00
  H.  PREVIOUS UNREIMBURSED INSURER OPTIONAL DEPOSITS                                      0.00
  I.  NEW INSURER OPTIONAL DEPOSIT                                                         0.00
  J.  REIMBURSEMENT OF PREVIOUS INSURER OPTIONAL DEPOSITS                                  0.00
  K.  UNREIMBURSED INSURER OPTIONAL DEPOSITS                                               0.00
  L.  NUMBER OF EXTENSIONS PERFORMED DURING THE CURRENT COLLECTION PERIOD                    51
  M.  BALANCE OF LOANS EXTENDED DURING THE CURRENT COLLECTION PERIOD                 839,217.55

SECTION IX.  HISTORICAL PORTFOLIO PERFORMANCE

                                   PREVIOUS PERIOD                       PREVIOUS PERIOD    CURRENT     CURRENT PERIOD
                                     CUMULATIVE        CURRENT PERIOD      CUMULATIVE        PERIOD       PREPAYMENT
                                     CHARGE OFFS         CHARGE-OFFS         LOSSES          LOSSES          SPEED
                                ----------------------------------------------------------------------------------------
  i.     Prime Loans                        0.00         34,347.45                0.00    10,448.45         2.0351%
  ii.    Non-Prime Loans                    0.00        112,983.22                0.00    48,473.83         2.0049%
  iii.   Sub-Prime Loans                    0.00              0.00                0.00         0.00         2.0548%
  iv.    Total Loans                        0.00        147,330.67                0.00    58,922.28         2.0254%






/s/ Harold E. Miller, Jr.                    /s/ Tonya B. Roemer
----------------------------                 ----------------------
Harold E. Miller, Jr.                        Tonya B. Roemer
President,CEO                                Vice President